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                        GUARANTY AND SURETYSHIP AGREEMENT

     THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Guaranty") is made and entered into as of this 24th day of June, 2002, by Resorts International Hotel and Casino, Inc., a Delaware corporation (the "Guarantor"), for the benefit of CIT GROUP/EQUIPMENT FINANCING, INC., a Delaware corporation (the "Beneficiary").

                              PRELIMINARY STATEMENT

     A. Resorts International Hotel, Inc., as Debtor ("Debtor"), and Beneficiary, as Secured Party, entered into that certain Amended and Restated Loan and Security Agreement, dated as of the date hereof (as amended, supplemented, modified or assigned from time to time, the "Loan and Security Agreement"). Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Loan and Security Agreement. The execution and delivery of this Guaranty to Beneficiary is a condition precedent to the entering into the Loan and Security Agreement by Beneficiary.

     B. Debtor is a direct wholly-owned subsidiary of Guarantor, and it is to the advantage of Guarantor that Debtor and Beneficiary enter into the Loan and Security Agreement, and Guarantor expects to derive benefit, directly or indirectly, from the entering into by Debtor and Beneficiary of the Loan and Security Agreement. But for Guarantor executing and delivering this Guaranty to Beneficiary, Beneficiary would not enter into the Loan and Security Agreement. Therefore, to induce Beneficiary to enter into the Loan and Security Agreement, Guarantor is willing to execute and deliver to Beneficiary this Guaranty.

     NOW, THEREFORE, in condition of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees with Beneficiary, as follows:

     1. GUARANTY OF GUARANTEED OBLIGATIONS. The Guarantor hereby guarantees, and becomes surety for, the prompt payment and performance of all Obligations (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Debtor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any Document, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of the Beneficiary incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses (hereinafter referred to collectively as the "Guaranteed Obligations"). If the Debtor defaults under any such Guaranteed Obligations, the Guarantor will pay the amount due to the Beneficiary.

     2. NATURE OF GUARANTY; WAIVERS. This is a guaranty of payment and not of collection and the Beneficiary shall not be required, as a condition of the Guarantor's liability, to make any demand upon or to pursue any of its rights against the Debtor, or to pursue any rights

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which may be available to it with respect to any other Person who may be liable for the payment of the Guaranteed Obligations.

     This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Guaranteed Obligations have been indefeasibly paid in full. This Guaranty will remain in full force and effect even if there is no principal balance outstanding under the Guaranteed Obligations at a particular time or from time to time. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Beneficiary of any other party, or any other guaranty or any security held by it for any of the Guaranteed Obligations, by any failure of the Beneficiary to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Guaranteed Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Guaranteed Obligations or any part thereof or any security or other guaranty thereof. The Guarantor's obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, deduction or defense based upon any claim the Guarantor may have against the Debtor or the Beneficiary, except payment or performance of the Guaranteed Obligations.

     Notice of acceptance of this Guaranty, notice of extensions of credit to the Debtor from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Beneficiary's failure to comply with the notice requirements of the applicable version of UCC are hereby waived. The Guarantor waives all defenses based on suretyship or impairment of collateral.

     The Beneficiary at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor's liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Guaranteed Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Guaranteed Obligations, any other guaranties, or any security for any Guaranteed Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Guaranteed Obligations of the Debtor in such order, manner and amount as the Beneficiary may determine in its sole discretion; (d) settle, compromise or deal with any other person, including the Debtor or the Guarantor, with respect to any Guaranteed Obligations in such manner as the Beneficiary deems appropriate in its sole discretion; (e) substitute, exchange or release any security or guaranty; or (f) take such actions and exercise such remedies hereunder as provided herein.

     3. REPAYMENTS OR RECOVERY FROM THE BENEFICIARY. If any demand is made at any time upon the Beneficiary for the repayment or recovery of any amount received by it in payment or on account of any of the Guaranteed Obligations and if the Beneficiary repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Beneficiary. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary action so

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taken will be without prejudice to the Beneficiary's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable

     4. CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS. Guarantor agrees that all the representations and warranties made by Debtor set forth in Article 5 of the Loan and Security Agreement with respect to Debtor apply (as fully as if repeated herein) to Guarantor (to the extent applicable), including, to the extent same representations and warranties are deemed repeated for purposes of
Article 4 of the Loan and Security Agreement. Guarantor agrees that each time in the Loan and Security Agreement it provides, that Debtor shall cause Guarantor to (a) comply with a covenant in the Loan and Security Agreement or (b) take (or not take) a specified action (or language to the foregoing effect), then Guarantor shall (and shall cause each other member of the Debtor Group to) so comply with such covenant or take (or not take), as the case may be, such action
- whether or not Debtor causes it to do so.

     5. ENFORCEABILITY OF GUARANTEED OBLIGATIONS. No modification, limitation or discharge of the Guaranteed Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor's liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Debtor that may result from any such proceeding.

     6. EVENTS OF DEFAULT. The occurrence of any of the following shall be an "Event of Default": (i) any Event of Default (as defined in any of the Loan and Security Agreement); (ii) any default under any of the Guaranteed Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Guaranteed Obligations with respect to such default; (iii) demand by the Beneficiary under any of the Guaranteed Obligations that have a demand feature; (iv) the Guarantor's failure to perform any of its obligations hereunder; (v) the falsity, inaccuracy or material breach by the Guarantor of any written warranty, representation or statement made or furnished to the Beneficiary by or on behalf of the Guarantor; or (vi) the termination or attempted termination of this Guaranty. Upon the occurrence of any Event of Default, (a) the Guarantor shall pay to the Beneficiary the amount of the Guaranteed Obligations; or (b) on demand of the Beneficiary, the Guarantor shall immediately deposit with the Beneficiary, in U.S. dollars, all amounts due or to become due under the Guaranteed Obligations, and the Beneficiary may at any time use such funds to repay the Guaranteed Obligations; or (c) the Beneficiary in its discretion may exercise with respect to any collateral any one or more of the rights and remedies provided a secured party under the applicable version of the UCC; or (d) the Beneficiary in its discretion may exercise from time to time any other rights and remedies available to it under the Loan and Security Agreement, at law, in equity or otherwise.

     7. COSTS. To the extent that the Beneficiary incurs any costs or expenses in protecting or enforcing its rights under the Guaranteed Obligations or this Guaranty, including reasonable attorneys' fees and the costs and expenses of litigation, such costs and expenses will

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be due on demand, will be included in the Guaranteed Obligations and will bear interest from the incurring or payment thereof at the rate set forth in Section 9.2(a) of the Loan and Security Agreement.

     8. POSTPONEMENT OF SUBROGATION. Until the Guaranteed Obligations are indefeasibly paid in full, the Guarantor postpones and subordinates in favor of the Beneficiary any and all rights which the Guarantor may have to (a) assert any claim against the Debtor based on subrogation rights with respect to payments made hereunder, and (b) any realization on any property of the Debtor, including participation in any marshalling of the Debtor's assets.

     9. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to the addresses for the Beneficiary and the Guarantor set forth above or to such other address as one may give to the other in writing for such purpose.

     10. PRESERVATION OF RIGHTS. No delay or omission on the Beneficiary's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Beneficiary's action or inaction impair any such right or power. The Beneficiary's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Beneficiary may have under other agreements, at law or in equity. The Beneficiary may proceed in any order against the Debtor, the Guarantor or any other obligor of, or collateral securing, the Guaranteed Obligations.

     11. ILLEGALITY. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     12. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom will be effective unless made in a writing signed by the Beneficiary and the Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

     13. ENTIRE AGREEMENT. This Guaranty (together with other Related Documents) constitutes the entire agreement between the parties with regard to the subject matter hereof and supersedes all prior written and oral statements, discussions and agreements relating to the subject matter hereof.

     14. SUCCESSORS AND ASSIGNS. This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Beneficiary and their respective heirs, executors, administrators, successors and permitted assigns. Notwithstanding the foregoing, Guarantor may not assign its rights or obligations under this Agreement to any Person and any such purported assignment

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without the prior written consent of Beneficiary shall be void. Beneficiary may assign this Guaranty, in whole or in part, to any Person that becomes an assignee of the Loan and Security Agreement (or any part thereof) without the consent Guarantor. If Secured Party provide for participations in any one or more Loans, then, Guarantors agrees that this Guaranty shall inure to the benefit of such participant.

     15. INTERPRETATION. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, and Subsection, references are to this Guaranty unless otherwise specified. "Including", "includes," and "include" means "including, without limitation," "includes, without limitation," and "include, without limitation," whether or not specified herein. Amendments and modifications include extensions, consolidations, renewals or replacements. References to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to. Section and other headings contained in this Guaranty are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Guaranty or any provision hereof. All pronouns shall be deemed to include all other pronouns and genders, and the singular shall include the plural and the vice versa.

     16. INDEMNITY. Guarantor hereby covenants and agrees to indemnify, defend and hold harmless Beneficiary and its officers, directors, employees and agents and participants from and against any and all claims, demands, damages, liabilities, costs and expenses (including reasonable fees and out-of-pocket expenses of counsel) and losses of any kind or nature whatsoever which may be incurred by or asserted against Beneficiary or any such other Person arising out of, in connection with or otherwise relating to this Guaranty and/or any Relevant Document, Guarantor's obligations under this 17 shall survive the termination of all and/or any provisions of this Guaranty.

     17. GOVERNING LAW AND JURISDICTION. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New Jersey without giving effect to the principles of conflicts of laws. The Guarantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal in the State of New Jersey; provided that nothing contained in this Guaranty will prevent the Beneficiary from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantor individually, against any security or against any property of the Guarantor within any other county, state or other foreign or domestic jurisdiction. The Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Beneficiary and the Guarantor. The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

     18. WAIVER OF JURY TRIAL. The Guarantor irrevocably waives any and all right the Guarantor may have to a trial by jury in any action, proceeding or claim of any nature relating to this Guaranty, any documents executed in connection with this Guaranty or any transaction contemplated in any of such documents. The Guarantor acknowledges that the foregoing waiver is knowing and voluntary.

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     The Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including waiver of jury trial, and has been advised by counsel as necessary or appropriate.

                            [signature page follows]

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     WITNESS the due execution hereof as a document, as of the date first written above, with the intent to be legally bound hereby.


WITNESS/ATTEST:                             RESORTS INTERNATIONAL
                                            HOTEL & CASINO, INC.


   /s/ Nicholas L. Ribis                    By:    /s/ Joseph A. D'Amato
-------------------------------                ------------------------------

Print Name:  Nicholas L. Ribis              Print Name:  Joseph A. D'Amato

Title:  Secretary                           Title:  Chief Financial Officer &
                                                    Senior Vice President of
                                                    Finance